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                                                                   Exhibit 10.10
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    CONFIRMATION OF GAS PURCHASE AND SALES AGREEMENT DATED NOVEMBER 17, 2004
 BETWEEN ATLAS RESOURCES, INC. ET. AL. AND FIRST ENERGY SOLUTIONS CORP. FOR THE
  PERIOD FROM APRIL 1, 2006 THROUGH MARCH 31, 2007 PRODUCTION/CALENDAR PERIODS

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To:          Mike Brecko              From:        David Frederick
Co:          Atlas America            Co:          FESC
Phone:       (412)262-2830x126        Phone:       (330)315-7367
Fax:         (412)262-3927            Fax:         (330)315-7250
Date:        November 17, 2004        Pages:       3
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                CONFIRMATION OF GAS PURCHASE AND SALES AGREEMENT

Per our phone conversations this morning, this will confirm the following new price trigger pursuant to the natural gas sale and purchase agreement between Atlas Resources, Inc. et. al. as "Seller" and First Energy Solutions Corp. as "Buyer":

PERIOD: April 1, 2006 through March 31, 2007 production/ calendar periods.

LOCATION 1:               All Seller's production delivered to National Fuel
                          Gas Supply Corp. (NFGS) at PL00000015 and Measuring
                          Station PSP1129541 (approximately 400,000 dth/month).

PRICE 1: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.35, per Dth. (73093)

LOCATION 2:               Delivered to East Ohio Gas Company (EOG) at the
                          Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 290,000 mcf/ month).

PRICE 2: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.75, per Mcf. (73092)

LOCATION 3:               Delivered to Peoples Natural Gas Company (PNG) at the
                          Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 16,000 mcf/ month).

PRICE 3: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.68, per Mcf. (73099)

                                                                    (continued)

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The information contained in this facsimile message is privileged and confidential, and is intended only for the individual(s) or entity named above who have been specifically authorized to receive it. If the reader is not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error please notify us immediately by phone and return all pages to our corporate office at the address shown below. Thank you.

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                                                              November 17, 2004

PERIOD: April 1, 2006 through March 31, 2007 production/ calander periods

LOCATION 4:               All Seller's production delivered to Columbia Gas
                          Transmission (TCO) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approximately 300 Dth/month)

PRICE 4: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.23, per Dth. (73101)

LOCATION 5:               Delivered to National Fuel Gas Company (NFGD) at the
                          Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 1500 mcf/ month).

PRICE 5: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.47, per Mcf. (73096)

LOCATION 6:               Delivered to Tennessee Zone 4 (Tenn Z4) at the
                          Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 180,000 Dth/ month).

PRICE 6: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.26, per Dth. (73100)

LOCATION 7:               Delivered to Columbia Gas of Ohio (COH) at the
                          Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 2,500 mcf/ month).

PRICE 7: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.70, per Mcf (73102)

                                                                    (continued)

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The information contained in this facsimile message is privileged and confidential, and is intended only for the individual(s) or entity named above who have been specifically authorized to receive it. If the reader is not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error please notify us immediately by phone and return all pages to our corporate office at the address shown below. Thank you.

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                                                              November 17, 2004


PERIOD:   April 1, 2006 through March 31, 2007 production/calander periods

                         ADDITIONAL FLOORS AND TRIGGERS

Buyer is prepared to negotiate price floors and/or triggered fixed prices with Seller for any portion of the volume contracted above.

Seller is responsible to deliver a minimum monthly volume at each location identified above equal to the total volume involved at each location in all price-triggered and/or floor-priced portions of this agreement (currently zero). Seller agrees to keep Buyer economically whole in the event that Seller's inability to deliver the minimum monthly volume adversely impacts Buyer's purchased gas cost.

Buyer is to buy all production at the above meters. NFGS and TENN Z4 production will be held to a 20% tolerance of the nominated volume.

APPROVED:
         /s/ David A. Frederick           /s/ Jeffrey C. Simmons Exec VP
         ----------------------           ------------------------------
         David A. Frederick               Jeffrey C. Simmons
         FirstEnergy Solutions Corp.      Atlas America


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The information contained in this facsimile message is privileged and confidential, and is intended only for the individual(s) or entity named above who have been specifically authorized to receive it. If the reader is not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this communication is strictly prohibited. If you have received this communication in error please notify us immediately by phone and return all pages to our corporate office at the address shown below. Thank you.

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